UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Interstate Power and Light Company

On July 7, 2009, Interstate Power and Light Company (“IPL”), a subsidiary of Alliant Energy Corporation (“Alliant”), entered into a Purchase Agreement (the “IPL Purchase Agreement”) with Banc of America Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which IPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $300,000,000 aggregate principal amount of IPL’s 6.25% Senior Debentures due 2039 (the “IPL Debentures”), in a public offering (the “IPL Offering”). The IPL Offering is expected to close on July 10, 2009. The description of the IPL Purchase Agreement set forth above is qualified by reference to the IPL Purchase Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The IPL Debentures will be issued under an Indenture (the “IPL Indenture”), dated as of August 20, 2003, between IPL and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “IPL Trustee”), pursuant to an Officer’s Certificate, dated as of July 7, 2009 (the “IPL Certificate”). The IPL Certificate provides, among other things, that the IPL Debentures will bear interest at a rate of 6.25% per year (payable on January 15 and July 15 of each year, beginning on January 15, 2010), and will mature on July 15, 2039. IPL may redeem the IPL Debentures at any time prior to maturity at a “make-whole” redemption price, plus accrued interest to the date of redemption. The IPL Indenture contains customary events of default. If an event of default occurs and is continuing with respect to any series of the IPL Debentures, then the IPL Trustee or the holders of at least 33% of the principal amount of the outstanding IPL Debentures of that series may declare the IPL Debentures of that series to be due and payable immediately. The description of the IPL Certificate set forth above is qualified by reference to the IPL Certificate filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Wisconsin Power and Light Company

On July 7, 2009, Wisconsin Power and Light Company (“WPL”), a subsidiary of Alliant, entered into a Purchase Agreement (the “WPL Purchase Agreement”) with the Underwriters, pursuant to which WPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $250,000,000 aggregate principal amount of WPL’s 5.00% Debentures due 2019 (the “WPL Debentures”), in a public offering (the “WPL Offering”). The WPL Offering is expected to close on July 10, 2009. The description of the WPL Purchase Agreement set forth above is qualified by reference to the WPL Purchase Agreement filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference.

The WPL Debentures will be issued under an Indenture (the “WPL Indenture”), dated as of June 20, 1997, between WPL and Wells Fargo Bank, National Association, as Trustee (the “WPL Trustee”), pursuant to an Officers’ Certificate, dated as of July 7, 2009 (the “WPL Certificate”). The WPL Certificate provides, among other things, that the WPL Debentures will bear interest at a rate of 5.00% per year (payable on January 15 and July 15 of each year, beginning on January 15, 2010), and will mature on July 15, 2019. WPL may redeem the WPL Debentures at any time prior to maturity at a “make-whole” redemption price, plus accrued interest to the date of redemption. The WPL Indenture and the WPL Certificate contain customary events of default. If an event of default occurs and is continuing with respect to the WPL Debentures, then the WPL Trustee or the holders of at least 25% of the principal amount of the outstanding WPL Debentures may declare the WPL Debentures to be due and payable immediately. The description of the WPL Certificate set forth above is qualified by reference to the WPL Certificate filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

The IPL Debentures and the WPL Debentures are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-159478) and a Registration Statement on Form S-3 (Registration
No. 333-159477) that IPL and WPL, respectively, filed with the Securities and Exchange Commission (the “SEC”). IPL and WPL are filing certain exhibits as part of this Current Report on Form 8-K in connection with their filing with the SEC of final prospectus supplements, each dated July 7, 2009, and prospectuses, each dated June 5, 2009, relating to the IPL Offering and the WPL Offering, respectively. See “Item 9.01. Financial Statements and Exhibits.”

On July 7, 2009, IPL and WPL issued press releases announcing that they had priced the IPL Offering and WPL Offering, respectively. The press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Purchase Agreement, dated July 7, 2009, among Interstate Power and Light Company and the underwriters named therein.

(1.2)	Purchase Agreement, dated July 7, 2009, among Wisconsin Power and Light Company and the underwriters named therein.

(4.1)	Officer’s Certificate, dated July 7, 2009, creating the 6.25% Senior Debentures due 2039 of Interstate Power and Light Company.

(4.2)	Officers’ Certificate, dated July 7, 2009, creating the 5.00% Debentures due 2019 of Wisconsin Power and Light Company.

(5.1)	Opinion of Foley & Lardner LLP, dated July 7, 2009, with respect to the 6.25% Senior Debentures due 2039 of Interstate Power and Light Company.

(5.2)	Opinion of Foley & Lardner LLP, dated July 7, 2009, with respect to the 5.00% Debentures due 2019 of Wisconsin Power and Light Company.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(23.2)	Consent of Foley & Lardner LLP (contained in Exhibit (5.2) hereto).

(99.1)	Press release of Interstate Power and Light Company, dated July 8, 2009.

(99.2)	Press release of Wisconsin Power and Light Company, dated July 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

	By:	/s/ Patricia L. Kampling
Date: July 8, 2009		Patricia L. Kampling Vice President – Chief Financial Officer and Treasurer

INTERSTATE POWER AND LIGHT COMPANY

	By:	/s/ Patricia L. Kampling
Date: July 8, 2009		Patricia L. Kampling Vice President – Chief Financial Officer and Treasurer

WISCONSIN POWER AND LIGHT COMPANY

	By:	/s/ Patricia L. Kampling
Date: July 8, 2009		Patricia L. Kampling Vice President – Chief Financial Officer and Treasurer

ALLIANT ENERGY CORPORATION

INTERSTATE POWER AND LIGHT COMPANY

WISCONSIN POWER AND LIGHT COMPANY

Exhibit Index to Current Report on Form 8-K

Dated July 7, 2009

Exhibit Number

(1.1)	Purchase Agreement, dated July 7, 2009, among Interstate Power and Light Company and the underwriters named therein.

(1.2)	Purchase Agreement, dated July 7, 2009, among Wisconsin Power and Light Company and the underwriters named therein.

(4.1)	Officer’s Certificate, dated July 7, 2009, creating the 6.25% Senior Debentures due 2039 of Interstate Power and Light Company.

(4.2)	Officers’ Certificate, dated July 7, 2009, creating the 5.00% Debentures due 2019 of Wisconsin Power and Light Company.

(5.1)	Opinion of Foley & Lardner LLP, dated July 7, 2009, with respect to the 6.25% Senior Debentures due 2039 of Interstate Power and Light Company.

(5.2)	Opinion of Foley & Lardner LLP, dated July 7, 2009, with respect to the 5.00% Debentures due 2019 of Wisconsin Power and Light Company.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(23.2)	Consent of Foley & Lardner LLP (contained in Exhibit (5.2) hereto).

(99.1)	Press release of Interstate Power and Light Company, dated July 8, 2009.

(99.2)	Press release of Wisconsin Power and Light Company, dated July 8, 2009.